               --------------------------------------------------
                              THE CHILE FUND, INC.
               --------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 2001



  CH
LISTED
 NYSE(R)

3911-AR-01

CONTENTS

Letter to Shareholders ..................................................... 1

Portfolio Summary .......................................................... 5

Schedule of Investments .................................................... 6

Statement of Assets and Liabilities ........................................ 8

Statement of Operations .................................................... 9

Statement of Changes in Net Assets .........................................10

Financial Highlights .......................................................12

Notes to Financial Statements ..............................................14

Report of Independent Accountants ..........................................19

Results of Annual Meeting of Shareholders ..................................20

Tax Information ............................................................20

Description of InvestLink(SM) Program ......................................21

Additional Information Regarding the Fund's Directors and Officers .........24

================================================================================

LETTER TO SHAREHOLDERS

                                                               February 15, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 2001.

At December 31, 2001, the Fund's net assets were $134.3 million. The Fund's net asset value ("NAV") was $9.93 per share (net of dividends and distributions paid of $1.01 per share), as compared to $11.43 at December 31, 2000.

PERFORMANCE

For the year ended December 31, 2001, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was -1.58%. By comparison, the Morgan Stanley Capital International Chile Index (the "Index")* returned -2.83% for the same period.

The Fund was hampered by the general weakness in Chilean equities for the year, though it outperformed its benchmark. Stocks that aided the Fund's relative return included its food & beverages, telecommunications and materials holdings. Stocks that hindered the Fund included its holdings in capital-goods and diversified-financial companies.

THE MARKET: TOSSED ABOUT

For most of 2001, Chile's economy and stock market were tossed about in the wake of an economic maelstrom in neighboring Argentina. In addition, Chile was challenged by a marked slowing of global economic growth and a consequent decline in all-important commodity prices.

Argentina's economy (the second largest in South America) was in a deep downward spiral for much of 2001, and increasingly angry investors were faced with the very real threat of a massive debt default and a much devalued currency. Casting their eyes around the region, they found neighboring Brazil and Chile guilty by association, which served to depress their respective currencies and stock markets over the first 10 months of 2001.

At the same time, the Chilean economy was pressured by a recession in the U.S. (a major trading partner) and Japan, and from an overall slowing of the global economy. Both contributed to falling prices for copper and pulp, which represent about 50% of Chilean exports.

Still, Chile fought back by initiating negotiations for free trade agreements with the U.S. and Europe, pushing interest rates to historic lows and proposing legislation that would markedly improve its capital markets.

Progress on these and other fronts was temporarily sidetracked by the September 11th terrorist attacks on the U.S., and follow-on fears of a deep and lasting global recession.

================================================================================

LETTER TO SHAREHOLDERS

Confounding many, investors had a change of heart in the weeks following the attacks, bidding up U.S. equities and signaling their belief that global economic growth would resume fairly quickly. Their enthusiasm, characterized by an increased appetite for risk, spilled over into several Latin markets, including that of Chile. The end of 2001 was, in fact, a substantially positive period for Chile, allowing it to make up much of the lost ground.

For much of 2001, economists had little hope for Chilean GDP growth, issuing a series of downward revisions over the first three quarters of 2001, to the point that 2002 GDP growth was, until fairly recently, expected to be about 1%. During the fourth quarter, however, analysts cheered generally positive economic data and Chile's (potentially sustainable) de-coupling from Argentina by revising GDP growth estimates greatly upward, to between 3% and 4% in 2002 and 5% in 2003.

Also during the fourth quarter, the aforementioned capital-markets legislation was signed into law. Among other things, the new law encourages local investments in domestic equities and eases the process of listing new companies on the stock market.

PORTFOLIO STRATEGY: FULLY INVESTED

TOP 10 HOLDINGS, BY ISSUER #

                                                         % OF
     HOLDING                     SECTOR               NET ASSETS
     -------                  ------------            ----------
 1.  CTC                   Telecommunications             15.3
 2.  Copec                      Forestry                  14.0
 3.  Endesa                Electric-Integrated            11.5
 4.  Enersis               Electric-Integrated             7.7
 5.  Cartones                   Forestry                   6.5
 6.  Colbun                Electric-Integrated             5.2
 7.  Andina                Food & Beverages                4.8
 8.  D&S                    Food & Beverages               4.5
 9.  Falabella                   Retail                    3.7
10.  Santander                   Banking                   3.2
                                                          ----
     Total                                                76.4
                                                          ====

--------------
# Company names are abbreviations of those found in the chart on page 5.

       SECTOR ALLOCATION
       (% of net assets)
[CHART]

Electric-Integrated      24.44%
Retail                    3.96%
Food & Beverages         16.30%
Forestry                 21.18%
Infrastructure            2.60%
Telecommunications       18.24%
Other##                   6.23%
Banking                   7.05%

------------------
## Includes basic metals, consumer durables, containers-metals/glass, engineering & construction, fertilizer, financial services, health care, insurance, investment advisory services, machinery & electric, mining, real estate investment & management, steel, textiles, utilities, short-term investments and cash & other assets.

================================================================================
2

LETTER TO SHAREHOLDERS

We are generally optimistic on Chilean equities. If the country's economic growth accelerates, as we believe it may well do in coming months, this will probably do a great deal to improve corporate margins. If so, at current valuations, many stocks in several sectors appear in our judgment to be undervalued.

In this volatile marketplace, one that in our view holds more upside than downside potential, we are keeping the Fund fully invested, with significant positions in the electricity and telecommunications sectors. Provided that the economy indeed picks up and unemployment falls, we plan to slowly increase our weightings in retail and other consumer demand-driven stocks that tend to benefit from such developments. We still prefer to avoid companies with exposure to Argentina or other tumultuous markets of Latin America (i.e. Venezuela and Colombia).

OUTLOOK: GOOD FOR GROWTH

Certainly, we believe that the full recovery of Chile's export-intensive economy awaits the resumption of global growth, which is generally not expected to begin until the second half of 2002, at the earliest.

Equally clearly, there are numerous risks that could derail a near-term global economic recovery, not the least of which could be another destabilizing geopolitical event. Argentina may also come back to haunt Chile, as the former moved toward currency devaluation and default on its massive external debt obligations.

In the meantime, we are heartened by the passage of capital-markets legislation which could entice local investors to put some of their savings into domestic stocks and otherwise bolster the country's equity marketplace going forward.

We are heartened as well by Chile's positive macroeconomic fundamentals going into the New Year. Among others things, as noted, there could be substantial GDP growth in 2002, along with a continuation of the low-interest-rate and low-inflation environment that has prevailed.

Finally, on a more subtle, positive note, the end of elections in December gave the government of President Ricardo Lagos at least a two-year electoral hiatus in which to focus on social and economic issues, with economic growth expected to head the agenda. Let us hope that this time is used well and profitably.

Sincerely yours,


/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer **

================================================================================

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 21 through 23 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 17, 2000. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He holds an M.A. in International Business Relations from Central School of Commerce in Warsaw, as well as an M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund, and also serves as an Investment Officer of The Brazilian Equity Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc.
================================================================================
4

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION
AS A PERCENT OF NET ASSETS

[CHART]

                                            DECEMBER 31, 2001      DECEMBER 31, 2000
Banking                                                 7.05%                  5.30%
Basic Metals                                            1.15%                  1.03%
Electric-Integrated                                    24.44%                 18.14%
Fertilizer                                              0.88%                  2.31%
Food & Beverages                                       16.30%                 15.94%
Forestry                                               21.18%                 19.74%
Infrastructure                                          2.60%                  2.83%
Mining                                                  1.23%                  3.76%
Real Estate Investment & Management                     0.76%                  2.83%
Retail                                                  3.96%                  5.23%
Telecommunications                                     18.24%                 17.08%
Other                                                   2.21%                  5.81%


TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                             SECTOR                          NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
   1. Compania de Telecomunicaciones de Chile S.A.                  Telecommunications                       15.3
---------------------------------------------------------------------------------------------------------------------------
   2. Compania de Petroleos de Chile S.A.                                Forestry                            14.0
---------------------------------------------------------------------------------------------------------------------------
   3. Empresa Nacional de Electricidad S.A.                         Electric-Integrated                      11.5
---------------------------------------------------------------------------------------------------------------------------
   4. Enersis S.A.                                                  Electric-Integrated                       7.7
---------------------------------------------------------------------------------------------------------------------------
   5. Empresas CMPC S.A.                                                 Forestry                             6.5
---------------------------------------------------------------------------------------------------------------------------
   6. Colbun S.A.                                                   Electric-Integrated                       5.2
---------------------------------------------------------------------------------------------------------------------------
   7. Embotelladora Andina S.A.                                      Food & Beverages                         4.8
---------------------------------------------------------------------------------------------------------------------------
   8. Distribucion y Servicio D&S S.A.                               Food & Beverages                         4.5
---------------------------------------------------------------------------------------------------------------------------
   9. S.A.C.I. Falabella, S.A.                                            Retail                              3.7
---------------------------------------------------------------------------------------------------------------------------
  10. Banco Santander Chile                                               Banking                             3.2
---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                   NO. OF          VALUE
DESCRIPTION                                        SHARES         (NOTE A)
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-101.35%
BANKING-7.05%
Banco de A. Edwards# ........................  14,800,786       $ 1,555,857
Banco de Credito e Inversiones ..............     101,276           742,931
Banco Santander Chile, Class A ..............  52,025,038         4,327,879
Banco Santiago S.A. ......................... 116,422,497         2,518,100
SM-Chile, Class B ...........................   5,895,932           325,496
                                                                -----------
                                                                  9,470,263
                                                                ------------
BASIC METALS-1.15%
Ceramicas Cordillera S.A. ...................     265,082         1,543,622
                                                                -----------
CONSUMER DURABLES-0.30%
Empresas Almacenes Paris S.A. ...............     592,510           398,800
                                                                -----------
CONTAINERS-METAL/GLASS-0.39%
Cristalerias de Chile S.A. ..................      80,481           523,434
                                                                -----------
ELECTRIC-INTEGRATED-24.44%
Colbun S.A.+ ................................ 122,823,016         7,022,173
Empresa Nacional de
  Electricidad S.A. .........................  43,316,266        14,709,120
Empresa Nacional de
  Electricidad S.A., ADR ....................      67,100           696,498
Enersis S.A. ................................  33,745,009         9,034,057
Enersis S.A., ADR ...........................     102,200         1,359,260
                                                                -----------
                                                                 32,821,108
                                                                -----------
ENGINEERING & CONSTRUCTION-0.35%
Besalco S.A. ................................     265,603           363,565
MASISA S.A. .................................     247,603           105,573
                                                                -----------
                                                                    469,138
                                                                -----------
FERTILIZER-0.88%
Sociedad Quimica y Minera
  de Chile S.A., Class B ....................     501,719         1,176,230
                                                                -----------
FINANCIAL SERVICES-0.47%
Antarchile S.A. .............................     165,158           624,510
                                                                -----------
FOOD & BEVERAGES-16.30%
Coca-Cola Embonor S.A.,
  Class A+ ..................................   3,263,442       $ 1,628,883
Compania Cervecerias
  Unidas S.A. ...............................   1,198,500         4,323,410
Distribucion y Servicio
  D&S S.A. ..................................   5,453,036         4,701,249
Distribucion y Servicio
  D&S S.A., ADR .............................     106,600         1,396,460
Embotelladora Andina S.A., PNA ..............   2,634,200         4,322,933
Embotelladora Andina S.A., PNB ..............   1,544,489         2,055,737
Vina Concha y Toro S.A. .....................   3,464,433         2,462,805
Vina San Pedro S.A. .........................  95,830,915         1,000,126
                                                                -----------
                                                                 21,891,603
                                                                -----------
FORESTRY-21.18%
Compania Chilena de
  Fosforos S.A. .............................     781,383         1,010,485
Compania de Petroleos de
  Chile S.A. ................................   5,606,206        18,748,123
Empresas CMPC S.A. ..........................     949,199         8,685,856
                                                                -----------
                                                                 28,444,464
                                                                -----------
HEALTH CARE-0.69%
Banmedica S.A. ..............................   4,600,000           925,357
                                                                -----------
INFRASTRUCTURE-2.60%
Infraestructura 2000*+ ......................  19,568,922         3,489,687
                                                                -----------
INSURANCE-0.17%
Compania de Seguros La
  Prevision Vida S.A. .......................     500,000           225,365
                                                                -----------
INVESTMENT ADVISORY SERVICES-0.67%
Administradora de Fondos de
  Pensiones Provida S.A. ....................     520,690           905,685
                                                                -----------
MACHINERY & ELECTRIC-0.09%
Madeco S.A.+ ................................     481,247           123,742
                                                                -----------
MINING-1.23%
Antofagasta plc .............................     215,903         1,654,203
                                                                -----------

================================================================================
6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONCLUDED)
--------------------------------------------------------------------------------

                                                   NO. OF          VALUE
DESCRIPTION                                        SHARES         (NOTE A)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT & MANAGEMENT-0.76%
Parque Arauco S.A. ..........................   3,589,418      $  1,020,662
                                                               ------------
RETAIL-3.96%
S.A.C.I. Falabella, S.A. ....................   6,026,339         4,922,065
Santa Isabel S.A.+ ..........................   1,415,824           396,169
                                                               ------------
                                                                  5,318,234
STEEL-0.14%
Compania Acero del
  Pacifico S.A. .............................     193,800           187,600
                                                               ------------
TELECOMMUNICATIONS-18.24%
Compania de Telecomunicaciones
  de Chile S.A., ADR+ .......................     266,900         3,592,474
Compania de Telecomunicaciones
  de Chile S.A., Class A+ ...................   5,143,828        16,972,337
Empresa Nacional de
  Telecomunicaciones S.A. ...................     662,483         3,922,893
                                                               ------------
                                                                 24,487,704
                                                               ------------
TEXTILES-0.08%
Zalaquett S.A. ..............................   1,496,767           113,194
                                                               ------------
UTILITIES-0.21%
Compania de Consumidores de
  Gas de Santiago S.A. ......................      63,894           280,258
                                                               ------------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $111,535,795) ............                   136,094,863
                                                               ------------
SHORT-TERM INVESTMENTS-1.49%

CHILEAN MUTUAL FUNDS-1.49%
Bice Drefyus Manager Fund ...................     141,731        $  350,965
Investis Xtra Cash Fund .....................     278,492           454,203
Security Check Fund .........................     284,035         1,196,557
                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,991,089) .....................................         2,001,725
                                                               ------------
TOTAL INVESTMENTS-102.84%
  (Cost $113,526,884) (Notes A,D) .......................       138,096,588
                                                               ------------
LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS-(2.84)% ..................................        (3,807,432)
                                                               ------------
NET ASSETS-100.00% ......................................      $134,289,156
                                                               ============

--------------------------------------------------------------------------------
#      Effective 01/07/02, this security was acquired by Banco de Chile.
+      Security is non-income producing.
*      Not readily marketable security (See Note A).
ADR    American Depositary Receipts.
PNA    Preferred Shares, Class A.
PNB    Preferred Shares, Class B.

================================================================================
See accompanying notes to financial statements.                               7

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $113,526,884) (Note A) ...........................................          $138,096,588
Cash (including $2,272 of foreign currencies with a cost of $2,272) (Note A) .................               673,575
Dividends receivable .........................................................................                 7,346
Prepaid expenses .............................................................................                 3,519
                                                                                                        ------------
Total Assets .................................................................................           138,781,028
                                                                                                        ------------
LIABILITIES
Payables:
   Dividend (Note A) .........................................................................             1,892,786
   Investments purchased .....................................................................               399,957
   Investment advisory fees (Note B) .........................................................               295,264
   Administration fees (Note B) ..............................................................                45,425
   Other accrued expenses ....................................................................               188,918
   Chilean repatriation taxes (Note A) .......................................................             1,669,522
                                                                                                        ------------
Total Liabilities ............................................................................             4,491,872
                                                                                                        ------------
NET ASSETS (applicable to 13,519,902 shares of common stock outstanding) (Note C) ............          $134,289,156
                                                                                                        ============

NET ASSET VALUE PER SHARE ($134,289,156 / 13,519,902) ........................................          $       9.93
                                                                                                        ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 13,519,902 shares issued and outstanding
   (100,000,000 shares authorized) ...........................................................          $     13,520
Paid-in capital ..............................................................................           111,523,346
Undistributed net investment income ..........................................................               620,359
Accumulated net realized loss on investments and foreign currency related transactions .......            (2,437,799)
Net unrealized appreciation in value of investments and translation of other assets
   and liabilities  denominated in foreign currencies ........................................            24,569,730
                                                                                                        ------------
Net assets applicable to shares outstanding ..................................................          $134,289,156
                                                                                                        ============

================================================================================
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
   Dividends .................................................................................           $ 6,791,079
   Interest ..................................................................................                10,373
   Less: Foreign taxes withheld ..............................................................                  (297)
                                                                                                         -----------
   Total Investment Income ...................................................................             6,801,155
                                                                                                         -----------
Expenses:
    Investment advisory fees (Note B) ........................................................             1,299,531
    Custodian fees ...........................................................................               319,690
    Administration fees (Note B) .............................................................               236,642
    Professional fees ........................................................................               135,958
    Printing .................................................................................                77,594
    Accounting fees ..........................................................................                61,737
    Transfer agent fees ......................................................................                42,157
    NYSE listing fees ........................................................................                33,220
    Directors' fees ..........................................................................                26,298
    Insurance ................................................................................                 5,317
    Other ....................................................................................                29,413
    Chilean repatriation taxes (Note A) ......................................................             1,716,775
                                                                                                         -----------
    Total Expenses ...........................................................................             3,984,332
                                                                                                         -----------
    Net Investment Income ....................................................................             2,816,823
                                                                                                         -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
    Investments ..............................................................................            (1,446,360)
    Foreign currency related transactions ....................................................              (156,925)
Net change in unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies ..................................            (7,742,224)
                                                                                                         -----------
Net realized and unrealized loss on investments and foreign currency related transactions ....            (9,345,509)
                                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................           $(6,528,686)
                                                                                                         ===========

================================================================================
See accompanying notes to financial statements.                               9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 For the Years Ended December 31,
                                                                                 ---------------------------------
                                                                                     2001                 2000
                                                                                 ------------         ------------
DECREASE IN NET ASSETS
Operations:
  Net investment income/(loss).............................................     $  2,816,823         $   (894,928)
  Net realized gain/(loss) on investments and foreign currency related
    transactions...........................................................       (1,603,285)          20,144,953
  Net change in unrealized appreciation  in value of investments and translation of other assets and liabilities denominated in
    foreign currencies.....................................................       (7,742,224)         (67,430,111)
                                                                                ------------         ------------
      Net decrease in net assets resulting from operations.................       (6,528,686)         (48,180,086)
                                                                                ------------         ------------
Dividends and distributions to shareholders (Note A):
  Net investment income....................................................       (2,039,539)            (137,369)
  Net realized gain on investments.........................................      (11,615,562)          (7,848,053)
                                                                                ------------         ------------
      Total dividends and distributions to shareholders....................      (13,655,101)          (7,985,422)
                                                                                ------------         ------------
Capital share transactions:
  Cost of 808,000 shares repurchased (Note F)..............................               --           (7,388,434)
                                                                                ------------         ------------
      Total decrease in net assets.........................................      (20,183,787)         (63,553,942)
                                                                                ------------         ------------
NET ASSETS
Beginning of year..........................................................      154,472,943          218,026,885
                                                                                ------------         ------------
End of year................................................................     $134,289,156*        $154,472,943
                                                                                ============         ============

----------
* Includes undistributed net investment income of $620,359.

================================================================================
10                               See accompanying notes to financial statements.

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================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
FINANCIAL HIGHLIGHTS#
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                      2001          2000            1999
                                                                     ------        ------          ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year...............................    $11.43        $15.22          $12.59
                                                                     ------        ------         -------
Net investment income/(loss).....................................      0.21         (0.06)+          0.09
Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions++.......................     (0.70)        (3.14)*          3.19
                                                                     ------        ------         -------
Net increase/(decrease) in net assets resulting from operations..     (0.49)        (3.20)           3.28
                                                                     ------        ------         -------
Dividends and distributions to shareholders:
   Net investment income.........................................     (0.15)        (0.01)          (0.07)
   Net realized gain on investments and foreign currency
      related transactions.......................................     (0.86)        (0.58)          (0.58)
   In excess of net investment income............................       --            --              --
   In excess of net realized gains on investments and foreign
      currency   related transactions............................       --            --              --
                                                                     ------        ------         -------
Total dividends and distributions to shareholders................     (1.01)        (0.59)          (0.65)
                                                                     ------        ------         -------
Dilution due to capital share rights offering....................       --            --              --
                                                                     ------        ------         -------
Net asset value, end of year.....................................     $9.93        $11.43          $15.22
                                                                     ======        ======         =======
Market value, end of year........................................     $8.43        $8.438         $11.250
                                                                     ======        ======         =======
Total investment return (a)......................................     13.18%       (20.04)%         31.45%
                                                                     ======        ======         =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)............................  $134,289      $154,473        $218,027
Ratio of expenses to average net assets, including taxes (b).....      2.71%         2.98%           2.16%
Ratio of expenses to average net assets, excluding taxes.........      1.54%         1.73%           1.64%
Ratio of net investment income/(loss) to average net assets (b)..      1.91%        (0.45)%          0.61%
Portfolio turnover rate..........................................      29.81%       24.25%          12.01%

--------------------------------------------------------------------------------

# Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
+   Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
* Includes a $0.22 per share increase to the Fund's NAV due to the impact of capital shares repurchased.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios include effect of repatriation taxes.

================================================================================
12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                       1998          1997           1996            1995
                                                                      ------        ------         ------          ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year................................    $21.61        $22.59         $26.45          $26.26
                                                                      ------       -------        -------         -------
Net investment income/(loss)......................................      0.38          0.10           0.47            0.65
Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions++........................     (6.88)         2.32          (3.44)           0.41
                                                                      ------       -------        -------         -------
Net increase/(decrease) in net assets resulting from operations...     (6.50)         2.42          (2.97)           1.06
                                                                      ------       -------        -------         -------
Dividends and distributions to shareholders:
   Net investment income..........................................     (0.32)          --           (0.47)          (0.65)
   Net realized gain on investments and foreign currency
      related transactions........................................     (2.20)        (3.40)         (0.26)          (0.22)
   In excess of net investment income.............................       --            --           (0.16)            --
   In excess of net realized gains on investments and foreign
      currency   related transactions.............................       --            --             --              --
                                                                      ------       -------        -------         -------
Total dividends and distributions to shareholders.................     (2.52)        (3.40)         (0.89)          (0.87)
                                                                      ------       -------        -------         -------
Dilution due to capital share rights offering.....................       --            --             --              --
                                                                      ------       -------        -------         -------
Net asset value, end of year......................................    $12.59        $21.61         $22.59          $26.45
                                                                      ======       =======        =======         =======
Market value, end of year.........................................    $9.063       $17.813        $20.875         $26.000
                                                                      ======       =======        =======         =======
Total investment return (a).......................................    (33.00)%        3.56%        (16.43)%         16.66%
                                                                      ======       =======        =======         =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted).............................  $180,357      $303,944       $317,012        $370,275
Ratio of expenses to average net assets, including taxes (b)......       --           3.34%          1.96%            --
Ratio of expenses to average net assets, excluding taxes..........      1.62%         1.50%          1.48%           1.46%
Ratio of net investment income/(loss) to average net assets (b)...      2.29%         0.38%          1.79%           2.39%
Portfolio turnover rate...........................................      5.39%        35.59%          4.82%           2.38%

--------------------------------------------------------------------------------------------------------------
                                                                        1994             1993             1992
                                                                      ------           ------           ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year................................    $20.13           $15.55           $14.84
                                                                     -------          -------          -------
Net investment income/(loss)......................................      0.42+            0.35             0.39
Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions++........................      6.24             5.96             1.93
                                                                     -------          -------          -------
Net increase/(decrease) in net assets resulting from operations...      6.66             6.31             2.32
                                                                     -------          -------          -------
Dividends and distributions to shareholders:
   Net investment income..........................................     (0.47)           (0.31)           (0.39)
   Net realized gain on investments and foreign currency
      related transactions........................................     (0.06)           (0.26)           (1.22)
   In excess of net investment income.............................       --               --               --
   In excess of net realized gains on investments and foreign
      currency related transactions...............................       --             (0.16)             --
                                                                     -------          -------          -------
Total dividends and distributions to shareholders.................     (0.53)           (0.73)           (1.61)
                                                                     -------          -------          -------
Dilution due to capital share rights offering.....................       --             (1.00)             --
                                                                     -------          -------          -------
Net asset value, end of year......................................    $26.26           $20.13           $15.55
                                                                     =======          =======          =======
Market value, end of year.........................................   $23.063          $22.250          $16.563
                                                                     =======          =======          =======
Total investment return (a).......................................      6.05%           38.82%           53.80%
                                                                     =======          =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted).............................  $367,047         $281,031         $168,580
Ratio of expenses to average net assets, including taxes (b)             --               --              2.15%
Ratio of expenses to average net assets, excluding taxes..........      1.39%            1.72%            1.71%
Ratio of net investment income/(loss) to average net assets (b)...      1.74%            2.47%            2.17%
Portfolio turnover rate...........................................      0.86%           11.29%            6.29%

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held 2.60% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $3,489,687. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 2001, the interest rate was 0.80%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $349,317 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized capital losses of $582,969.

Through June 18, 2001, the Fund was subject to and accrued a 10% Chilean repatriation tax with respect to

================================================================================
14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
certain remittances from Chile and on net unrealized gains on securities held in Chilean pesos.

On June 19, 2001, the Chilean government promulgated a new capital gains law. The amendment to the law maintains the remittance tax at 10%, but realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. Management of the Fund, in conjunction with the Fund's tax advisors, continually evaluates the effects of new legislation on the Fund's tax liability. The Fund's tax liability was reduced approximately $1,900,000 during the year ended December 31, 2001. At December 31, 2001, the Fund had $1,669,522 in Chilean taxes payable.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition. At December 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions related to foreign currency losses of $156,925 to undistributed net investment income.

During the year ended December 31, 2001, the Fund made federal income tax basis distributions of ordinary income of $2,040,842, which is comprised of net investment income and short-term capital gain. In addition, the Fund made a long-term capital gain distribution of $11,614,259.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund. The Fund, subject to local investment limitations, may invest up to 20% of its assets (measured at the time of investment) in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 2001, the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million, and 1.10% of amounts over $100 million. For the year ended December 31, 2001, CSAM earned $1,299,531 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2001, CSAM was reimbursed $16,136 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. As compensation for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts over $100 million. For the year ended December 31, 2001, these sub-advisory fees amounted to $129,341.

================================================================================
16

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million and 0.04% of amounts in excess of $150 million. For the year ended December 31, 2001, BSFM earned $107,296 for administrative services.

CSAM Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower) and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 2001, the administration fees, supplemental administration fees and accounting fees amounted to $53,815, $59,395 and $5,050, respectively.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended) to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 13,519,902 shares outstanding at December 31, 2001, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $115,032,394. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $23,064,194, was composed of gross appreciation of $47,485,842 for those investments having an excess of value over cost and gross depreciation of $24,421,648 for those investments having an excess of cost over value.

For the year ended December 31, 2001, purchases and sales of securities, other than short-term investments, were $45,026,956 and $54,697,291, respectively.

NOTE E. CREDIT FACILITY

Through June 19, 2001, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowing at the Federal Funds rate plus 0.50%.

Effective June 20, 2001, the Fund, together with additional funds advised by CSAM (collectively, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

The maximum amount outstanding under the Credit Facility for the Fund was $9,000,000 with an average daily loan balance of $309,452 with an average daily interest rate of 3.56% during the fiscal year ended December 31, 2001. The Fund had no borrowings under the Credit Facility at December 31, 2001.

NOTE F. SHARE REPURCHASE PROGRAM

On June 30, 2000, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program is subject to review by the Directors of the Fund. For the year ended December 31, 2001, the Fund did not make any share repurchases. From June 30, 2000 to December 31, 2000, the Fund repurchased 808,000 of its shares for a total cost of $7,388,434 at a weighted average discount of 29.26%. Through December 31, 2000, the discount of individual repurchases ranged from 26.84% - 30.39%. Since inception of the repurchase program, the Fund has repurchased 5.64% of its shares.

NOTE G. SUBSEQUENT EVENTS

On November 27, 2001, the Fund's Board of Directors approved a tender offer to acquire up to 25% of the outstanding shares of the Fund's common stock at a per share cash purchase price equal to 95% of the Fund's net asset value as of the expiration date of the tender offer period. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading.

On January 4, 2002, the Fund commenced a tender offer to acquire up to 25% of its outstanding shares of common stock at a per share cash purchase price equal to 95% of net asset value per share as of February 4, 2002, the day the offer expired. Upon expiration of the offer, the Fund accepted for payment 3,379,976 shares of common stock of the Fund at a price of $9.02 per share. A total of 9,723,675 shares were properly tendered; therefore, on a pro-rated basis, 34.76% of the shares so tendered by each tendering stockholder have been accepted for payment.

================================================================================
18

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlight (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 22, 2002

================================================================================

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2001, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTORS                         FOR       WITHHELD
-----------------                      ---------    ---------
George W. Landau                       5,759,567    3,367,722
William W. Priest, Jr.                 5,762,403    3,364,886

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano and Richard W. Watt continue to serve as directors of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2001) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $1.01 per share distribution paid in respect of such year, $0.14 per share was derived from net investment income, $0.01 per share was derived from net realized short-term capital gains and $0.86 per share was derived from net realized long-term capital gains. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2001.

Notification for calendar year 2001 was mailed in January 2002. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

================================================================================
20

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

================================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

================================================================================
22

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940.

InvestLink is a service mark of EquiServe, L.P.
================================================================================

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers* of the Fund.

                                                                                LENGTH OF SERVICE AS
                                                                                DIRECTOR AND TERM           MEMBERSHIP ON BOARDS
                                POSITION(S)   CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP               OF OTHER REGISTERED
                                 HELD WITH    AND PRINCIPAL EMPLOYMENT          ON BOARDS OF                INVESTMENT COMPANIES AND
NAME AND ADDRESS (AGE)             FUND       DURING THE PAST FIVE YEARS        THE FUNDS                   PUBLICLY HELD COMPANIES

Enrique R. Arzac (60)            Director     Professor of Finance and          Since 1996; current term    Director of seven other
  Columbia University                         Economics, Graduate               ends at the 2003 annual     CSAM-advised investment
  Graduate School of                          School of Business,               meeting.                    companies; Director of
  Business                                    Columbia University                                           The Adams Express
  New York, NY 10027                          (1971-present).                                               Company; Director of
                                                                                                            Petroleum and Resources
                                                                                                            Corporation.

James J. Cattano (57)            Director     President, Primary Resource       Since 1989; current term    Director of three other
  55 Old Field Point Road                     Inc. (an international trading    ends at the 2002 annual     CSAM-advised investment
  Greenwich, CT 06830                         and manufacturing company         meeting                     companies.
                                              specializing in the sale
                                              of agricultural and
                                              industrial commodities
                                              throughout Latin
                                              American markets)
                                              (10/96-present);
                                              President Atlantic
                                              Fertilizer & Chemical
                                              Company (an
                                              international trading
                                              company specializing in
                                              the sale of agricultural
                                              commodities in Latin
                                              American markets)
                                              (10/91-10/96).

George W. Landau (81)            Director     Senior Advisor, Latin America.    Since 1989; current term    Director of four other
  Two Grove Isle Drive                        The Coca-Cola Company             ends at the 2004 annual     CSAM-advised investment
  Coconut Grove, FL                           (1988-present)                    meeting                     companies; Director of
  33133                                                                                                     Emigrant Savings Bank,
                                                                                                            Director of GAM Funds,
                                                                                                            Inc.

William W. Priest, Jr.** (60)    Director     Senior Partner of                 Since 1997; current term    Director of sixty-five
  12 East 49th Street                         Steinberg & Priest Capital        ends at the 2004 annual     other CSAM-advised
  New York, NY 10017                          Management (3/01-present);        meeting.                    investment companies.
                                              Chairman and Managing
                                              Director of CSAM
                                              (5/00-2/01); Chief
                                              Executive Officer and
                                              Managing Director of
                                              CSAM (12/90-5/00).

================================================================================
24

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                                                LENGTH OF SERVICE AS
                                                                                DIRECTOR AND TERM           MEMBERSHIP ON BOARDS
                             POSITION(S)      CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP               OF OTHER REGISTERED
                              HELD WITH       AND PRINCIPAL EMPLOYMENT          ON BOARDS OF                INVESTMENT COMPANIES AND
NAME AND ADDRESS (AGE)          FUND          DURING THE PAST FIVE YEARS        THE FUNDS                   PUBLICLY HELD COMPANIES
Richard W. Watt** (43)        President and   Managing Director of CSAM         Since 1997; current term    Director of four other
  466 Lexington Avenue        Director        (7/96-present); Senior Vice       ends at the 2002 annual     CSAM-advised investment
  New York, NY 10017                          President of CSAM (8/95-7/96)     meeting.                    companies

Yaroslaw Aranowicz (38)       Chief           Vice President of CSAM            N/A                         N/A
  466 Lexington Avenue        Investment      (3/98-present); Director of
  New York, NY 10017          Officer         Research for Europe and the
                                              Middle East, Trans-National
                                              Research Corporation
                                              (12/95-3/98); Analyst, John
                                              Hancock Financial Services
                                              (5/92-6/95).

Emily Alejos (38)             Investment      Director of CSAM (1/99-present);  N/A                         N/A
  466 Lexington Avenue        Officer         Vice President of CSAM
  New York, NY 10017                          (4/97-1/99); Vice President of
                                              Bankers Trust Co. (8/93-3/97).

Hal Liebes (37)               Senior Vice     Managing Director and General     N/A                         N/A
  466 Lexington Avenue        President       Counsel of CSAM (12/99-present);
  New York, NY 10017                          Director and General Counsel
                                              of CSAM (3/97-12/99); Vice
                                              President and Counsel of
                                              Lehman Brothers, Inc.
                                              (6/96-3/97); Vice President and
                                              Legal Counsel of CSAM
                                              (6/95-6/96).

Michael A. Pignataro (42)     Chief Financial Director of CSAM (1/01-present)   N/A                         N/A
  466 Lexington Avenue        Officer and     Vice President of CSAM
  New York, NY 10017          Secretary       (12/95-12/00).

--------------------------------------------------------------------------------
* The officers of the Fund shown are officers that make policy decisions.

** Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940 ("1940 Act"). Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

================================================================================

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Balanced Fund
Credit Suisse Blue Chip Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse U.S. Government Money Fund





For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
================================================================================
26

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to the Fund. Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Chilean securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days advanced notice. As of December 31, 2001, 102.84% of the Fund's net assets (plus any borrowings for investment purposes) were invested in Chilean securities.




================================================================================

                      This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management, LLC ("CSAM") is the institutional asset-management and mutual-fund arm of CSG. As of September 30, 2001, CSAM managed over $75 billion in the U.S. and together with its global affiliates, managed assets of over $268 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "Chile". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS                       INVESTMENT ADVISER
Enrique R. Arzac           Director                    Credit Suisse Asset Management, LLC
James J. Cattano           Director                    466 Lexington Avenue
George W. Landau           Director                    New York, NY 10017
William W. Priest, Jr.     Director
Richard W. Watt            President and               ADMINISTRATOR
                           Director                    Bear Stearns Funds Management Inc.
Yaroslaw Aranowicz         Chief Investment Officer    383 Madison Avenue
Emily Alejos               Investment Officer          New York, NY 10179
Hal Liebes                 Senior Vice President
Michael A. Pignataro       Chief Financial Officer     CUSTODIAN
                           and Secretary               Brown Brothers Harriman & Co.
Rocco A. Del Guercio       Vice President              40 Water Street
Robert M. Rizza            Treasurer                   Boston, MA 02109

                                                       SHAREHOLDER SERVICING AGENT
                                                       Fleet National Bank
                                                       (c/o EquiServe, L.P.)
                                                       P.O. Box 43010
                                                       Providence, RI 02940

                                                       INDEPENDENT ACCOUNTANTS
                                                       PricewaterhouseCoopers LLP
                                                       Two Commerce Square
                                                       Philadelphia, PA 19103

                                                       LEGAL COUNSEL
                                                       Willkie Farr & Gallagher
                                                       787 Seventh Avenue
                                                       New York, NY 10019




This report, including the financial statements herein, is       CH
sent to the shareholders of the Fund for their information.    LISTED
It is not a prospectus, circular or representation intended     NYSE(R)
for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.
================================================================================
                                                              3911-AR-01